Exhibit 99.3

The following information relates to the credit card receivables owned by Capital One Master Trust and the delinquency, loss, revenue and payment rate characteristics of the related credit card accounts as of the dates set forth herein. Some of the terms used herein are used as defined in the Glossary of Terms at the end of this exhibit.

The Capital One Credit Card Portfolio

The Capital One credit card portfolio is primarily comprised of VISA and MasterCard accounts owned by Capital One Bank (USA), National Association. The US Bank Segment consists of two types of credit card accounts: (i) the Bank Consumer Segment, consisting of consumer revolving credit card accounts and (ii) the Bank Small Business Segment, consisting of small business revolving credit card accounts. We refer to each of the Bank Consumer Segment and the Bank Small Business Segment individually as a “Bank Segment” and collectively as the “Bank Segments.” The Master Trust Portfolio is comprised of receivables arising in accounts that have been selected from the Bank Consumer Segment and the Bank Small Business Segment.

At December 31, 2009 and as of the years ended December 31, 2008, December 31, 2007 and December 31, 2006, the Bank Consumer Segment consisted of receivables totaling approximately $49.651 billion, $53.564 billion, $52.079 billion and $53.624 billion, respectively. At December 31, 2009 and as of the years ended December 31, 2008, December 31, 2007 and December 31, 2006, the Bank Small Business Segment consisted of receivables totaling approximately $5.433 billion, $5.775 billion, $5.218 billion and $4.932 billion, respectively.

The Originator

Capital One Bank (USA), National Association, a national banking association, is a subsidiary of Capital One Financial Corporation. At December 31, 2009, Capital One Bank (USA), National Association had reported assets of approximately $38 billion and reported stockholders’ equity of approximately $5.1 billion.

The Master Trust Portfolio

General

The Master Trust Portfolio consists of two segments of accounts, each of which has individual delinquency, loss, revenue and payment rate characteristics: (i) the Master Trust Consumer Segment, consisting of receivables arising in consumer revolving credit card accounts selected from the Bank Consumer Segment, and (ii) the Master Trust Small Business Segment, consisting of receivables arising in small business revolving credit card accounts selected from the Bank Small Business Segment. We refer to each of the Master Trust Consumer Segment and the Master Trust Small Business Segment individually as a “Master Trust Segment” and collectively as the “Master Trust Segments.” As of December 31, 2009, 88.84% of the receivables in the Master Trust Portfolio arose in accounts in the Bank Consumer Segment and 11.16% of receivables in the Master Trust Portfolio arose in accounts in the Bank Small Business Segment. There is no limitation on the percentage of the Master Trust Portfolio comprised by any Bank Segment and, as a result, the composition of the Master Trust Portfolio may change over time.

At December 31, 2009 and as of the years ended December 31, 2008, December 31, 2007 and December 31, 2006, the aggregate invested amount of the outstanding series of certificates issued by the master trust totaled approximately $37.699 billion, $37.462 billion, $38.391 billion and $35.012 billion, respectively.

The receivables conveyed to the master trust arise in accounts selected from the Bank Portfolio based on the eligibility criteria specified in the pooling agreement as applied on the Master Trust Cut-Off Date and subsequent additional cut-off dates. Subject to those eligibility requirements and applicable regulatory guidelines, the decision regarding the method of selection of accounts from either of the Bank Segments to be designated for addition to the Master Trust Portfolio resides at the discretion of the transferor.

Set forth in this exhibit is certain information with respect to each of the Master Trust Segments, as well as certain information with respect to the Bank Small Business Segment. The Master Trust Small Business Segment may not be representative of the entire Bank Small Business Segment. Consequently, delinquency, loss, revenue and payment rate experience with respect to the Master Trust Small Business Segment may be different from that set forth below for the Bank Small Business Segment.

The information in this exhibit does not include approximately $508 million of receivables in additional accounts added to the master trust on or prior to March 10, 2010.

Delinquency and Loss Experience

Because new accounts usually initially exhibit lower delinquency rates and credit losses, the growth of receivables in the Master Trust Portfolio from approximately $36.957 billion at year end 2004, to approximately $47.215 billion at December 31, 2009, has had the effect of significantly lowering the charge-off and delinquency rates for the entire portfolio from what they otherwise would have been. However, as the proportion of new accounts to seasoned accounts becomes smaller, this effect should be lessened. As seasoning occurs or if new account origination slows, the originator expects that the charge-off rates and delinquencies will increase over time. The delinquency and net loss rates at any time reflect, among other factors, the quality of the credit card loans, the average seasoning of the accounts, the success of the originator’s collection efforts, the product mix of the Master Trust Segments or the Bank Small Business Segment, as applicable, and general economic conditions.

Gross losses represent the arithmetic sum of all receivables in the Master Trust Segments or the Bank Small Business Segment, as applicable, that were charged-off during the periods indicated in the tables below. Recoveries are collections received in respect of charged-off accounts in the Master Trust Consumer Segment or the Bank Small Business Segment, as applicable, during the periods indicated in the tables below. Recoveries are treated as finance charge collections for the Master Trust Consumer Segment and the Bank Small Business Segment. Net losses are an amount equal to gross losses minus recoveries, each for the applicable period.

The following tables set forth the delinquency and loss experience for the Master Trust Segments and for the Bank Small Business Segment, for each of the periods shown. There can be no assurance that the delinquency and loss experience for the receivables in the future will be similar to the historical experience set forth below.

Delinquencies by Receivables as a

Percentage of the

Master Trust Consumer Segment (1)(2)

(Dollars in Thousands)

			At Year End
	2009		2008		2007		2006
	Receivables	Percentage of Total Receivables	Receivables	Percentage of Total Receivables	Receivables	Percentage of Total Receivables	Receivables	Percentage of Total Receivables

Receivables Outstanding	$41,991,710	100.00%	$45,349,664	100.00%	$46,066,251	100.00%	$43,974,624	100.00%

Receivables Delinquent:

30 - 59 days	$624,860	1.49%	$636,716	1.40%	$617,296	1.34%	$522,078	1.19%

60 - 89 days	555,180	1.32	495,246	1.09	465,604	1.01	350,467	0.80

90 - 119 days	536,201	1.28	442,873	0.98	415,150	0.90	308,722	0.70

120 - 149 days	494,125	1.18	393,020	0.87	367,666	0.80	265,101	0.60

150+ days	472,333	1.12	359,997	0.79	341,452	0.74	240,123	0.55

TOTAL	$2,682,699	6.39%	$2,327,852	5.13%	$2,207,168	4.79%	$1,686,491	3.84%

	At Year End
	2005		2004
	Receivables	Percentage of Total Receivables	Receivables	Percentage of Total Receivables

Receivables Outstanding	$38,465,692	100.00%	$36,957,333	100.00%

Receivables Delinquent:

30 - 59 days	$442,033	1.15%	$500,336	1.35%

60 - 89 days	294,002	0.76	338,986	0.92

90 - 119 days	254,865	0.66	300,917	0.82

120 - 149 days	217,762	0.57	251,138	0.68

150+ days	195,650	0.51	226,897	0.61

TOTAL	$1,404,312	3.65%	$1,618,274	4.38%

(1)

The percentages are the result of dividing the delinquent amount by the end of period receivables outstanding for the applicable period. The delinquent amount is the dollar amount of end of period delinquencies for the period.

(2)	Figures and percentages in this table are reported on a processing month basis.

Delinquencies by Receivables as a

Percentage of the

Master Trust Small Business Segment

and the Bank Small Business Segment (1)(2)

(Dollars in Thousands)

	Master Trust Small Business Segment
			At Year End
	2009		2008		2007
	Receivables	Percentage of Total Receivables	Receivables	Percentage of Total Receivables	Receivables	Percentage of Total Receivables

Receivables Outstanding	$5,223,782	100.00%	$3,416,942	100.00%	$1,130,406	100.00%

Receivables Delinquent:

30 - 59 days	$85,674	1.64%	$54,968	1.61%	$15,474	1.37%

60 - 89 days	77,429	1.49	44,909	1.31	10,818	0.96

90 - 119 days	73,773	1.41	40,530	1.19	9,583	0.85

120 - 149 days	67,459	1.29	33,558	0.98	8,736	0.77

150+ days	66,335	1.27	29,077	0.85	7,488	0.66

TOTAL	$370,670	7.10%	$203,042	5.94%	$52,099	4.61%

	Bank Small Business Segment
			At Year End
	2009		2008		2007
	Receivables	Percentage of Total Receivables	Receivables	Percentage of Total Receivables	Receivables	Percentage of Total Receivables

Receivables Outstanding	$5,433,674	100%	$5,775,129	100.00%	$5,217,801	100.00%

Receivables Delinquent:

30 - 59 days	87,980	1.62%	$91,051	1.58%	$71,507	1.37%

60 - 89 days	79,566	1.46	73,383	1.27	48,670	0.93

90 - 119 days	75,826	1.39	66,200	1.15	44,337	0.85

120 - 149 days	69,309	1.28	55,018	0.95	39,309	0.76

150+ days	67,835	1.25	48,582	0.84	33,502	0.64

TOTAL	380,516	7.00%	$334,234	5.79%	$237,325	4.55%

	Bank Small Business Segment
	At Year End
	2006		2005		2004
	Receivables	Percentage of Total Receivables	Receivables	Percentage of Total Receivables	Receivables	Percentage of Total Receivables

Receivables Outstanding	$4,932,378	100.00%	$4,400,161	100.00%	$3,636,842	100.00%

Receivables Delinquent:

30 - 59 days	$62,615	1.27%	$47,994	1.09%	$51,020	1.40%

60 - 89 days	37,641	0.76	29,169	0.66	31,214	0.86

90 - 119 days	30,172	0.61	24,962	0.57	25,895	0.71

120 - 149 days	25,622	0.52	19,787	0.45	21,584	0.60

150+ days	24,645	0.50	17,086	0.39	18,643	0.51

TOTAL	$180,695	3.66%	$138,998	3.16%	$148,356	4.08%

(1)

The percentages are the result of dividing the delinquent amount by the end of period receivables outstanding for the applicable period. The delinquent amount is the dollar amount of end of period delinquencies for the period.

(2)	Figures and percentages in this table are reported on a processing month basis.

Delinquencies by Accounts as a

Percentage of the

Master Trust Consumer Segment (1)(2)

			At Year End
	2009		2008		2007		2006
	Accounts	Percentage of Total Accounts	Accounts	Percentage of Total Accounts	Accounts	Percentage of Total Accounts	Accounts	Percentage of Total Accounts

Total Accounts	21,938,868	100.00%	24,079,842	100.00%	27,844,268	100.00%	27,332,468	100.00%

Accounts Delinquent:

30 - 59 days	277,661	1.27%	302,945	1.26%	384,088	1.38%	387,583	1.42%

60 - 89 days	222,004	1.01	215,608	0.89	267,571	0.96	241,842	0.88

90 - 119 days	201,138	0.92	189,780	0.79	226,547	0.81	203,940	0.75

120 - 149 days	175,665	0.80	161,590	0.67	192,498	0.69	164,858	0.60

150+ days	160,317	0.73	143,294	0.60	180,871	0.65	152,888	0.56

TOTAL	1,036,785	4.73%	1,013,217	4.21%	1,251,575	4.49%	1,151,111	4.21%

	At Year End
	2005		2004
	Accounts	Percentage of Total Accounts	Accounts	Percentage of Total Accounts

Total Accounts	26,105,623	100.00%	25,578,611	100.00%

Accounts Delinquent:

30 - 59 days	387,171	1.48%	458,519	1.79%

60 - 89 days	236,236	0.91	285,800	1.12

90 - 119 days	200,007	0.77	241,352	0.94

120 - 149 days	168,351	0.64	193,313	0.76

150+ days	149,719	0.57	173,672	0.68

TOTAL	1,141,484	4.37%	1,352,656	5.29%

(1)	The percentages are the result of dividing the number of delinquent accounts by the end of period accounts for the applicable period.
(2)	Figures and percentages in this table are reported on a processing month basis.

Delinquencies by Accounts as a

Percentage of the

Master Trust Small Business Segment

and the Bank Small Business Segment (1)(2)

		Master Trust Small Business Segment
			At Year End
	2009		2008		2007
	Accounts	Percentage of Total Accounts	Accounts	Percentage of Total Accounts	Accounts	Percentage of Total Accounts

Total Accounts	2,630,934	100.00%	1,835,064	100.00%	610,561	100.00%

Accounts Delinquent:

30 -59 days	23,122	0.88%	16,043	0.87%	5,160	0.85%

60 -89 days	17,967	0.68	11,776	0.64	3,249	0.53

90 -119 days	16,081	0.61	10,592	0.58	2,852	0.47

120 -149 days	13,927	0.53	8,179	0.45	2,340	0.38

150+ days	13,136	0.50	7,060	0.38	1,979	0.32

TOTAL	84,233	3.20%	53,650	2.92%	15,580	2.55%

	Bank Small Business Segment		Bank Small Business Segment
			At Year End
	2009		2008		2007
	Accounts	Percentage of Total Accounts	Accounts	Percentage of Total Accounts	Accounts	Percentage of Total Accounts

Total Accounts	2,709,640	100.00%	3,266,203	100.00%	3,544,070	100.00%

Accounts Delinquent:

30 -59 days	23,901	0.88%	27,884	0.85%	29,352	0.83%

60 -89 days	18,526	0.69	20,208	0.62	17,989	0.50

90 -119 days	16,582	0.61	18,097	0.55	15,216	0.43

120 -149 days	14,352	0.53	13,870	0.43	12,404	0.35

150+ days	13,508	0.50	12,189	0.37	10,249	0.29

TOTAL	86,869	3.21%	92,248	2.82%	85,210	2.40%

	Bank Small Business Segment
	At Year End
	2006		2005		2004
	Accounts	Percentage of Total Accounts	Accounts	Percentage of Total Accounts	Accounts	Percentage of Total Accounts

Total Accounts	3,621,445	100.00%	3,523,144	100.00%	3,257,324	100.00%

Accounts Delinquent:

30 - 59 days	33,111	0.91%	27,864	0.79%	34,407	1.06%

60 - 89 days	17,556	0.49	14,808	0.42	17,377	0.53

90 - 119 days	13,122	0.36	11,775	0.33	13,286	0.41

120 - 149 days	10,096	0.28	8,991	0.26	10,458	0.32

150+ days	9,158	0.25	7,878	0.22	9,116	0.28

TOTAL	83,043	2.29%	71,316	2.02%	84,644	2.60%

(1)	The percentages are the result of dividing the number of delinquent accounts by the end of period accounts for the applicable period.
(2)	Figures and percentages in this table are reported on a processing month basis.

Loss Experience for the Master Trust Consumer Segment (1)

	2009	Year Ended
		2008	2007	2006	2005	2004

Average Principal Receivables Outstanding (2)	$41,695,147	$43,419,060	$42,778,014	$40,335,995	$36,333,164	$34,333,419

Average Accounts	22,440,717	25,883,779	28,038,820	27,212,401	26,301,008	24,649,889

Gross Losses	$4,207,521	$3,348,613	$2,409,873	$1,910,335	$2,330,842	$2,126,329

Gross Losses as a Percentage of Average Principal Receivables Outstanding	10.09%	7.71%	5.63%	4.74%	6.42%	6.19%

Recoveries	$913,284	$959,444	$904,495	$819,245	$723,573	$657,652

Net Losses	$3,294,237	$2,389,169	$1,505,378	$1,091,090	$1,607,269	$1,468,676

Net Losses as a Percentage of Average Principal Receivables Outstanding	7.90%	5.50%	3.52%	2.71%	4.42%	4.28%

Accounts Experiencing a Loss	1,971,508	1,968,696	1,762,019	1,764,288	2,236,212	2,088,008

Accounts Experiencing a Loss as a Percentage of Average Accounts Outstanding	8.79%	7.61%	6.28%	6.48%	8.50%	8.47%

Average Net Loss of Accounts with a Loss (1)	$1,671	$1,214	$854	$618	$719	$703

(1)	All dollar amounts in this table are expressed as dollars in thousands, except for Average Net Loss of Accounts with a Loss, which is expressed as actual dollars.
(2)	Calculated based on the daily average of Principal Receivables Outstanding.

Loss Experience for the Master Trust Small Business Segment

and the Bank Small Business Segment (1)

	Master Trust Small Business Segment			Bank Small Business Segment
	2009	Year Ended		2009	Year Ended
		2008	2007		2008	2007	2006

Average Principal Receivables Outstanding (2)	$4,612,475	$2,560,118	$1,064,483	$5,631,043	$5,421,175	$4,914,880	$4,716,488

Average Accounts	2,400,357	1,418,524	622,974	3,005,478	3,483,535	3,600,834	3,618,361

Gross Losses	$586,841	$188,498	$24,704	$693,144	$428,098	$276,859	$206,341

Gross Losses as a Percentage of Average Principal Receivables Outstanding	12.72%	7.36%	5.57%	12.31%	7.90%	5.63%	4.37%

Recoveries	$35,161	$13,151	$1,258	$71,256	$68,139	$63,611	$52,663

Net Losses	$551,680	$175,347	$23,446	$621,888	$359,959	$213,248	$153,677

Net Losses as a Percentage of Average Principal Receivables Outstanding	11.96%	6.85%	5.29%	11.04%	6.64%	4.34%	3.26%

Accounts Experiencing a Loss	164,398	59,609	8,516	199,009	152,474	117,470	108,400

Accounts Experiencing a Loss as a Percentage of Average Accounts Outstanding	6.85%	4.20%	3.28%	6.62%	4.38%	3.26%	3.00%

Average Net Loss of Accounts with a Loss (1)	$3,356	$2,942	$2,753	$3,125	$2,361	$1,815	$1,418

(1)	All dollar amounts in this table are expressed as dollars in thousands, except for Average Net Loss of Accounts with a Loss, which is expressed as actual dollars.

(2)

Calculated based on (a) the daily average of Principal Receivables Outstanding for the Master Trust Small Business Segment and (b) the average of the beginning of month Principal Receivables Outstanding and the end of month Principal Receivables Outstanding for the Bank Small Business Segment.

Loss Experience for the Master Trust Small Business Segment

and the Bank Small Business Segment(1) (cont)

	Bank Small Business Segment
	Year Ended
	2005	2004

Average Principal Receivables Outstanding (2)	$3,928,879	$3,269,921

Average Accounts	3,391,907	3,047,989

Gross Losses	$228,517	$207,187

Gross Losses as a Percentage of Average Principal Receivables Outstanding	5.82%	6.34%

Recoveries	$44,075	$40,453

Net Losses	$184,442	$166,734

Net Losses as a Percentage of Average Principal Receivables Outstanding	4.69%	5.10%

Accounts Experiencing a Loss	136,890	134,477

Accounts Experiencing a Loss as a Percentage of Average Accounts Outstanding	4.04%	4.41%

Average Net Loss of Accounts with a Loss (1)	$1,347	$1,240

(1)	All dollar amounts in this table are expressed as dollars in thousands, except for Average Net Loss of Accounts with a Loss, which is expressed as actual dollars.
(2)

Calculated based on (a) the daily average of Principal Receivables Outstanding for the Master Trust Small Business Segment and (b) the average of the beginning of month Principal Receivables Outstanding and the end of month Principal Receivables Outstanding for the Bank Small Business Segment.

Revenue Experience

The following tables set forth the revenues from finance charges and fees billed and interchange received with respect to the Master Trust Segments and the Bank Small Business Segment for each of the periods shown.

Revenue Experience for the Master Trust Consumer Segment (1)

(Dollars in Thousands)

	2009	Year Ended
		2008	2007	2006	2005	2004

Average Principal Receivables Outstanding (2)	$41,695,147	$43,419,060	$42,778,014	$40,335,995	$36,333,164	$34,333,419

Finance Charges and Fees (3)	$6,295,141	$7,217,128	$7,473,944	$6,368,438	$6,013,533	$5,612,785

Yield from Finance Charges and Fees	15.10%	16.62%	17.47%	15.79%	16.55%	16.35%

Interchange	$1,256,056	$1,381,684	$1,403,438	$1,295,353	$1,064,342	$868,744

Yield from Interchange	3.01%	3.18%	3.28%	3.21%	2.93%	2.53%

(1)	The percentages are calculated by dividing the amount of prior month billed finance charges and fees, and interchange by the average principal receivables outstanding for the applicable period.
(2)	Calculated based on the daily average of Principal Receivables Outstanding.
(3)

Finance Charges and Fees do not include interest on subsequent collections on accounts previously charged off. Finance Charges and Fees include monthly periodic rate finance charges, the portion of the annual membership fees amortized on a monthly basis, cash advance fees, late charges, overlimit fees and other miscellaneous fees.

Revenue Experience for the Master Trust Small Business Segment

and the Bank Small Business Segment(1)

(Dollars in Thousands)

		Master Trust Small Business Segment			Bank Small Business Segment
	2009	Year Ended		2009	Year Ended
		2008	2007		2008	2007

Average Principal Receivables Outstanding (2)	$4,612,475	$2,560,118	$1,064,483	$5,631,043	$5,421,175	$4,914,880

Finance Charges and Fees (3)	$617,128	$345,405	$54,867	$736,655	$765,591	$721,503

Yield from Finance Charges and Fees	13.38%	13.49%	12.37%	13.08%	14.12%	14.68%

Interchange	$356,232	$219,458	$40,037	437,190	$476,033	$469,853

Yield from Interchange	7.72%	8.57%	9.03%	7.76%	8.78%	9.56%

	Bank Small Business Segment
	Year Ended
	2006	2005	2004

Average Principal Receivables Outstanding	$4,716,488	$3,928,879	$3,269,921

Finance Charges and Fees (3)	$627,030	$556,772	$481,994

Yield from Finance Charges and Fees	13.29%	14.17%	14.74%

Interchange	$430,872	$367,013	$298,498

Yield from Interchange	9.14%	9.34%	9.13%

(1)	The percentages are calculated by dividing the amount of prior month billed finance charges and fees, and interchange by the average principal receivables outstanding for the applicable period.
(2)

Calculated based on (a) the daily average of Principal Receivables Outstanding for the Master Trust Small Business Segment and (b) the average of the beginning of month Principal Receivables Outstanding and the end of month Principal Receivables Outstanding for the Bank Small Business Segment.

(3)

Finance Charges and Fees do not include interest on subsequent collections on accounts previously charged off. Finance Charges and Fees include monthly periodic rate finance charges, the portion of the annual membership fees amortized on a monthly basis, cash advance fees, late charges, overlimit fees and other miscellaneous fees.

There can be no assurance that the yield experience for the receivables in the future will be similar to the historical experience set forth above. In addition, revenue from the receivables will depend on the types of fees and charges assessed on the accounts, and could be adversely affected by future changes made by the bank or the servicer in those fees and charges or by other factors.

The revenue from finance charges and fees for the Master Trust Segments and the Bank Small Business Segment shown in the above tables are comprised of three primary components: periodic rate finance charges, the amortized portion of annual membership fees and other charges, such as cash advance fees, late charges, overlimit fees and other miscellaneous fees. If payment rates decline, the balances subject to monthly periodic rate finance charges tend to grow, assuming no change in the level of purchasing activity. Accordingly, under these circumstances, the yield related to monthly periodic rate finance charges normally increases. Conversely, if payment rates increase, the balances subject to monthly periodic rate finance charges tend to fall, assuming no change in the level of purchasing activity. Accordingly, under these circumstances, the yield related to monthly periodic rate finance charges normally decreases.

The Master Trust Segments and the Bank Small Business Segment may experience growth in receivables through the originator’s origination of accounts having an introductory period during which a relatively low annual percentage rate is charged. As the introductory period on these accounts expire, the originator may choose to waive all or part of the annual percentage rate increase for such accounts. Under these circumstances, the yield related to monthly periodic rate finance charges would be adversely affected. The impact of service charges on the Master Trust Segments’ and the Bank Small Business Segment’s yield varies with the type and volume of activity in and the amount of each account, as well as with the number of delinquent accounts. As aggregate account balances increase, annual membership fees, which remain constant, represent a smaller percentage of the aggregate account balances.

Payment Rates

The following tables set forth the highest and lowest accountholder monthly payment rates for the Master Trust Segments and the Bank Small Business Segment during any single month in the periods shown and the average accountholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of average monthly account balances during the periods shown. Payment rates shown in the table are based on amounts which would be payments of principal receivables on the accounts.

Accountholder Monthly Payment Rates

for the Master Trust Consumer Segment (1)

		Year Ended
	2009	2008	2007	2006	2005	2004

Lowest Month (2)	12.96%	13.11%	15.59%	15.34%	14.23%	13.93%

Highest Month (2)	15.88%	17.32%	18.23%	18.25%	16.92%	16.10%

Average Payment Rate for the Period	14.51%	15.82%	16.82%	16.28%	15.89%	14.82%

(1)	The monthly payment rates include amounts which are payments of principal receivables with respect to the accounts.
(2)

The monthly principal payment rate for any month is calculated as the total amount of principal payments received during such month divided by the sum of (i) the amount of principal receivables outstanding as of the beginning of such month and (ii) with respect to accounts added to the Master Trust Consumer Segment during such month, the amount of principal receivables outstanding in such accounts as of the related addition date. For each period presented, the principal payment rate is calculated as the average of the monthly principal payment rates during such period.

Accountholder Monthly Payment Rates

for the Master Trust Small Business Segment

and the Bank Small Business Segment (1)

	Master Trust Small Business Segment			Bank Small Business Segment
	2009	Year Ended		2009	Year Ended
		2008	2007		2008	2007	2006	2005	2004

Lowest Month (2)	22.35%	27.64%	29.71%	23.79%	28.54%	31.11%	31.10%	30.77%	28.37%

Highest Month (2)	31.99%	33.72%	32.71%	32.43%	34.14%	36.93%	37.38%	37.34%	37.39%

Average Payment Rate for the Period	27.73%	31.13%	31.37%	28.39%	32.29%	34.94%	34.41%	34.90%	33.47%

(1)	The monthly payment rates include amounts which are payments of principal receivables with respect to the accounts.
(2)

The monthly principal payment rate for any month is calculated (a) for the Master Trust Small Business Segment, as the total amount of principal payments received during such month divided by the sum of (i) the amount of principal receivables outstanding as of the beginning of such month and (ii) with respect to accounts added to the Master Trust Small Business Segment during such month, the amount of principal receivables outstanding in such accounts as of the related addition date and (b) for the Bank Small Business Segment, as the total amount of principal payments received during such month divided by the amount of principal receivables outstanding as of the beginning of such month. For each period presented, the principal payment rate is calculated as the average of the monthly principal payment rates during such period.

The Receivables

For the Master Trust Consumer Segment as of December 25, 2009:

•	the accounts included $41,118,380,939 of principal receivables and $1,056,579,069 of finance charge receivables;

•	the accounts had an average principal receivable balance of $1,865 and an average credit limit of $6,774;

•	the percentage of the aggregate total receivable balance to the aggregate total credit limit was 28.24%;

•	the average age of the accounts was approximately 76 months; and

•	approximately 79.70% of the accounts were assessed a variable rate periodic finance charge and approximately 20.30% were assessed a fixed rate periodic finance charge.

For the Master Trust Consumer Segment as of the month ended December 31, 2009:

•	10.58% of the accounts made the minimum payments as of their respective latest statement date, in each case based on the prior month statement minimum payment; and

•	16.52% of the accounts made at least full payments as of their respective latest statement date, in each case based on the prior month statement outstanding balance.

For the Master Trust Small Business Segment as of December 25, 2009:

•	the accounts included $5,188,425,767 of principal receivables and $111,287,034 of finance charge receivables;

•	the accounts had an average principal receivable balance of $1,963 and an average credit limit of $7,801;

•	the percentage of the aggregate total receivable balance to the aggregate total credit limit was 25.70%;

•	the average age of the accounts was approximately 65 months; and

•	approximately 85.29% of the accounts were assessed a variable rate periodic finance charge and approximately 14.71% were assessed a fixed rate periodic finance charge.

For the Master Trust Small Business Segment as of the month ended December 31, 2009:

•	5.41% of the accounts made the minimum payments as of their respective latest statement date, in each case based on the prior month statement minimum payment; and

•	24.60% of the accounts made at least full payments as of their respective latest statement date, in each case based on the prior month statement outstanding balance.

The following tables summarize the Master Trust Consumer Segment and the Master Trust Small Business Segment by various criteria as of December 25, 2009. References to “Receivables Outstanding” in the following tables include both finance charge receivables and principal receivables. Because the future composition of the Master Trust Consumer Segment and the Master Trust Small Business Segment may change over time, these tables are not necessarily indicative of the composition of the Master Trust Consumer Segment and the Master Trust Small Business Segment at any specific time in the future.

Composition by Account Balance

Master Trust Consumer Segment

Account Balance Range	Number of Accounts	% of Total Number of Accounts	Receivables Outstanding	% of Total Receivables Outstanding

Credit Balance (1)	446,826	2.03%	$(22,697,436)	(0.05)%

No Balance (2)	4,887,422	22.17	0	0.00

More than $0 and less than or equal to $1,500.00	9,330,493	42.32	5,563,906,874	13.19

$1,500.01-$5,000.00	5,086,233	23.07	14,534,410,766	34.46

$5,000.01-$10,000.00	1,530,917	6.94	10,610,511,942	25.16

Over $10,000.00	764,801	3.47	11,488,827,863	27.24

TOTAL	22,046,692	100.00%	$42,174,960,007	100.00%

(1)

Credit balances are a result of cardholder payments and credit adjustments applied in excess of the unpaid balance on an account. Accounts which currently have a credit balance are included because receivables may be generated with respect to those accounts in the future.

(2)

Accounts which currently have no balance are included because receivables may be generated with respect to those accounts in the future. Zero balance accounts described in “The Master Trust—The Receivables” in the accompanying prospectus are not included in these figures.

Composition by Account Balance

Master Trust Small Business Segment

Account Balance Range	Number of Accounts	% of Total Number of Accounts	Receivables Outstanding	% of Total Receivables Outstanding

Credit Balance (1)	20,308	0.77%	$(6,835,402)	(0.13)%

No Balance (2)	950,987	35.98	0	0.00

More than $0 and less than or equal to $1,500.00	823,751	31.16	474,204,425	8.95

$1,500.01-$5,000.00	517,655	19.58	1,551,966,096	29.28

$5,000.01-$10,000.00	212,255	8.03	1,452,947,958	27.42

Over $10,000.00	118,267	4.47	1,827,429,724	34.48

TOTAL	2,643,223	100.00%	$5,299,712,801	100.00%

(1)

Credit balances are a result of cardholder payments and credit adjustments applied in excess of the unpaid balance on an account. Accounts which currently have a credit balance are included because receivables may be generated with respect to those accounts in the future.

(2)

Accounts which currently have no balance are included because receivables may be generated with respect to those accounts in the future. Zero balance accounts described in “The Master Trust—The Receivables” in the accompanying prospectus are not included in these figures.

Composition by Credit Limit (1)

Master Trust Consumer Segment

Credit Limit Range	Number of Accounts	% of Total Number of Accounts	Receivables Outstanding	% of Total Receivables Outstanding

Less than or equal to $1,500.00	7,437,770	33.74%	$3,617,159,060	8.58%

$1,500.01-$5,000.00	5,989,843	27.17	$9,966,318,231	23.63

$5,000.01-$10,000.00	3,499,094	15.87	$8,461,743,403	20.06

Over $10,000.00	5,119,985	23.22	$20,129,739,314	47.73

TOTAL	22,046,692	100.00%	$42,174,960,007	100.00%

(1)

References to “Credit Limit” herein include both the line of credit established for purchases, cash advances and balance transfers as well as receivables originated under temporary extensions of credit through account management programs. Credit limits relating to these temporary extensions decrease as cardholder payments are applied to the accounts.

Composition by Credit Limit(1)

Master Trust Small Business Segment

Credit Limit Range	Number of Accounts	% of Total Number of Accounts	Receivables Outstanding	% of Total Receivables Outstanding

Less than or equal to $1,500.00	697,064	26.37%	$214,239,750	4.04%

$1,500.01-$5,000.00	706,350	26.72	1,025,069,277	19.34

$5,000.01-$10,000.00	519,210	19.64	1,138,260,645	21.48

Over $10,000.00	720,599	27.26	2,922,143,130	55.14

TOTAL	2,643,223	100.00%	$5,299,712,801	100.00%

(1)

References to “Credit Limit” herein include both the line of credit established for purchases, cash advances and balance transfers as well as receivables originated under temporary extensions of credit through account management programs. Credit limits relating to these temporary extensions decrease as cardholder payments are applied to the accounts.

Composition by Payment Status

Master Trust Consumer Segment

Payment Status	Number of Accounts	% of Total Number of Accounts	Receivables Outstanding	% of Total Receivables Outstanding

Current to 29 days (1)	20,971,396	95.12%	$39,407,797,450	93.44%

Past due 30 – 59 days	291,443	1.32	649,274,437	1.54

Past due 60 – 89 days	227,679	1.03	565,983,547	1.34

Past due 90 – 119 days	203,848	0.92	541,555,696	1.28

Past due 120 – 149 days	179,475	0.81	500,827,781	1.19

Past due 150 days or more	172,851	0.78	509,521,096	1.21

TOTAL	22,046,692	100.00%	$42,174,960,007	100.00%

(1)	Accounts designated as current include accounts on which the minimum payment has not been received prior to the second billing date following the issuance of the related bill.

Composition by Payment Status

Master Trust Small Business Segment

Payment Status	Number of Accounts	% of Total Number of Accounts	Receivables Outstanding	% of Total Receivables Outstanding

Current to 29 days (1)	2,554,120	96.63%	$4,910,366,479	92.65%

Past due 30 – 59 days	24,737	0.94	89,878,201	1.70

Past due 60 – 89 days	18,426	0.70	78,275,741	1.48

Past due 90 – 119 days	16,222	0.61	74,320,931	1.40

Past due 120 – 149 days	14,221	0.54	68,390,175	1.29

Past due 150 days or more	15,497	0.59	78,481,275	1.48

TOTAL	2,643,223	100.00%	5,299,712,801	100.00%

(1)	Accounts designated as current include accounts on which the minimum payment has not been received prior to the second billing date following the issuance of the related bill.

Composition by Account Age

Master Trust Consumer Segment

Account Age	Number of Accounts	% of Total Number of Accounts	Receivables Outstanding	% of Total Receivables Outstanding

Not More than 6 Months	71,007	0.32%	$144,289,349	0.34%

Over 6 Months to 12 Months	489,207	2.22	1,029,949,396	2.44

Over 12 Months to 24 Months	1,604,419	7.28	2,873,252,645	6.81

Over 24 Months to 36 Months	1,543,823	7.00	2,817,495,893	6.68

Over 36 Months to 48 Months	2,291,024	10.39	4,549,573,485	10.79

Over 48 Months to 60 Months	2,637,952	11.97	4,823,541,473	11.44

Over 60 Months	13,409,260	60.82	25,936,857,765	61.50

TOTAL	22,046,692	100.00%	$42,174,960,007	100.00%

Composition by Account Age

Master Trust Small Business Segment

Account Age	Number of Accounts	% of Total Number of Accounts	Receivables Outstanding	% of Total Receivables Outstanding

Not More than 6 Months	0	0.00%	$0.00	0.00%

Over 6 Months to 12 Months	71,127	2.69	236,245,314	4.46

Over 12 Months to 24 Months	260,964	9.87	596,920,509	11.26

Over 24 Months to 36 Months	207,493	7.85	592,141,728	11.17

Over 36 Months to 48 Months	285,880	10.82	719,307,175	13.57

Over 48 Months to 60 Months	351,949	13.32	626,170,759	11.82

Over 60 Months	1,465,810	55.46	2,528,927,315	47.72

TOTAL	2,643,223	100.00%	5,299,712,801	100.00%

Composition by Accountholder Billing Address

Master Trust Consumer Segment

State or Territory	Number of Accounts	% of Total Number of Accounts	Receivables Outstanding	% of Total Receivables Outstanding

California	2,618,274	11.88%	$5,062,764,946	12.00%

Texas	1,581,470	7.17	2,697,349,757	6.40

New York	1,538,915	6.98	2,749,159,206	6.52

Florida	1,431,522	6.49	2,634,694,185	6.25

Illinois	984,455	4.47	1,867,643,923	4.43

Pennsylvania	982,677	4.46	1,912,059,405	4.53

Ohio	832,789	3.78	1,692,596,526	4.01

New Jersey	798,287	3.62	1,532,340,530	3.63

Michigan	662,637	3.01	1,406,008,202	3.33

Virginia	624,648	2.83	1,259,000,231	2.99

Others (1)	9,991,018	45.32	19,361,343,096	45.91

TOTAL	22,046,692	100.00%	$42,174,960,007	100.00%

(1)	No other state individually accounts for greater than or equal to 2.83% of the % of Total Number of Accounts in the Master Trust Consumer Segment.

Composition by Accountholder Billing Address

Master Trust Small Business Segment

State or Territory	Number of Accounts	% of Total Number of Accounts	Receivables Outstanding	% of Total Receivables Outstanding

California	360,492	13.64%	$751,164,935	14.17%

Florida	203,582	7.70	406,133,496	7.66

Texas	199,554	7.55	339,870,576	6.41

New York	166,720	6.31	315,084,039	5.95

Illinois	100,872	3.82	213,960,523	4.04

Pennsylvania	99,506	3.76	196,916,708	3.72

New Jersey	88,193	3.34	187,581,973	3.54

Michigan	78,366	2.96	162,197,903	3.06

Ohio	75,933	2.87	154,030,567	2.91

Georgia	66,858	2.53	139,359,327	2.63

Others(1)	1,203,147	45.52	2,433,412,754	45.92

TOTAL	2,643,223	100.00%	$5,299,712,801	100.00%

(1)	No other state individually accounts for greater than or equal to 2.53% of the % of Total Number of Accounts in the Master Trust Small Business Segment.

Since the largest number of accountholders (based on billing addresses) whose accounts were included in the master trust as of December 25, 2009 were in California, Florida, Texas and New York, adverse economic conditions affecting accountholders residing in these areas could affect timely payment by the related accountholders of amounts due on the accounts and, accordingly, the actual rates of delinquencies and losses with respect to the Master Trust Portfolio.

FICO®*. The following two tables summarize the Master Trust Consumer Segment and the Master Trust Small Business Segment by FICO® score. A FICO® score is a measurement determined by Fair, Isaac & Company using information collected by the major credit bureaus to assess credit risk. The bank obtains, to the extent available, FICO® scores at the origination of each account and each month thereafter. In the following two tables, Receivables Outstanding are determined as of December 25, 2009, and FICO® scores are determined

*	FICO® is a federally registered servicemark of Fair, Isaac & Company.

during the month of December 2009. References to “Receivables Outstanding” in the following two tables include both finance charge receivables and principal receivables. Because the future composition of the Master Trust Consumer Segment and the Master Trust Small Business Segment may change over time, these tables are not necessarily indicative of the composition of the Master Trust Consumer Segment and the Master Trust Small Business Segment at any specific time in the future. FICO® scores may change over time, depending on the conduct of the accountholder and changes in credit score technology.

Composition by FICO® Score

Master Trust Consumer Segment

FICO® Score (1)	Receivables Outstanding	% of Total Receivables Outstanding

No score	$301,824,464	0.72%

Less than or equal to 600	6,130,398,813	14.54

601-660	5,824,617,203	13.81

661-720	11,787,836,364	27.95

Greater than 720	18,130,283,163	42.99

TOTAL	$42,174,960,007	100.00%

(1)	The FICO® score is the Equifax Enhanced Beacon 5.0 FICO® score.

Composition by FICO® Score

Master Trust Small Business Segment(1)

FICO® Score(2)	Receivables Outstanding	% of Total Receivables Outstanding

No score	$41,319,599	0.78%

Less than or equal to 600	791,125,920	14.93

601-660	607,150,616	11.46

661-720	1,540,186,757	29.06

Greater than 720	2,319,929,910	43.77

TOTAL	$5,299,712,801	100.00%

(1)

With respect to the receivables in the Master Trust Small Business Segment, although the business owner and the business are jointly and severally liable for account balances, only the FICO® scores of the business owners are reflected in this table.

(2)	The FICO® score is the Equifax Enhanced Beacon 5.0 FICO® score.

Data from an independent credit reporting agency, such as FICO® score, is one of several factors that may be used by the bank in its credit scoring system to assess the credit risk associated with each applicant or signing individual, as applicable. Additionally, FICO® scores are based on independent third party information, the accuracy of which cannot be verified. FICO® scores should not necessarily be relied upon as a meaningful predictor of the performance of the receivables in the Master Trust Consumer Segment or the Master Trust Small Business Segment.

Static Pool Information

Static pool information regarding the performance of the receivables in the Master Trust Consumer Segment and the Bank Small Business Segment is available through an Internet Web site at www.capitalone.com/staticpool. Static pool information for the Master Trust Consumer Segment and the Bank Small Business Segment for periods prior to January 1, 2003 is not available and cannot be obtained without unreasonable expense or effort.

Glossary of Terms

“Bank Consumer Segment” means the portfolio of consumer credit card accounts owned by the bank.

“Bank Portfolio” means the portfolio of MasterCard and VISA accounts and other revolving credit accounts owned by the bank and its predecessor.

“Bank Small Business Segment” means the portfolio of small business credit card accounts owned by the bank.

“finance charge receivables” shall mean receivables created in respect of periodic finance charges, cash advance fees, late charge fees, overlimit fees, returned check charges, annual membership fees, and all other incidental and miscellaneous fees and charges, including charges for credit insurance.

“Master Trust Cut-Off Date” means June 30, 1993.

“Master Trust Consumer Segment” means the consumer revolving credit card accounts selected from the Bank Consumer Segment the receivables in which have been designated to be included in the master trust as of the Master Trust Cut-Off Date, and, for additional accounts, as of the related date of their designation, based on the eligibility criteria set forth in the pooling agreement and which accounts have not been removed from the master trust.

“Master Trust Portfolio” means the credit card accounts selected from the Bank Portfolio the receivables in which have been designated to be included in the master trust as of the Master Trust Cut-Off Date and, for additional accounts, as of the related date of their designation, based on the eligibility criteria set forth in the pooling agreement and which accounts have not been removed from the master trust.

“Master Trust Small Business Segment” means the small business revolving credit card accounts selected from the Bank Small Business Segment the receivables in which have been designated to be included in the master trust as of the related date of their designation, based on the eligibility criteria set forth in the pooling agreement and which accounts have not been removed from the master trust.

“principal receivables” shall mean all receivables other than finance charge receivables.

“receivables” means all amounts shown on Capital One’s records as amounts payable by obligors on any account from time to time, including amounts payable for principal receivables and finance charge receivables.